Exhibit 10.15

GENERAL ASSIGNMENT OF BOOK DEBTS

1.	FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned Debtor

LEGEND ENERGY CANADA LTD.

(Full name of Assignor)

of Suite 1750, 801 – 6th Avenue S.W. CALGARY AB T2P 3W2

(Full address of Assignor)

in the Province of Alberta, hereby assign(s) transfer(s) and grant(s) to NATIONAL BANK OF CANADA, a Chartered Bank having its Head Office at the City of Montreal in the Province of Quebec, and having a branch office at 2700, 530 - 8th Avenue S.W., in the City of Calgary, in the Province of Alberta (hereinafter called the “Bank”) a continuing and specific security interest in all debts, proceeds, accounts, claims, money and choses in action which now are or which may at any time hereafter be due or owing to or owned by the undersigned and also all deeds, documents, writings, papers and books relating to or being records of goods or their proceeds, or by which goods or their proceeds are or may hereafter be secured, evidenced, acknowledged or made payable including Documents of Title, (and remaining debt instruments) Chattel Paper, Securities and Instruments, and all contractual rights and insurance claims relating to collateral (hereinafter called the “Collateral”).

2.	The undersigned agrees that the Collateral shall be held by the Bank as a general and continuing collateral security for the payment of all obligations, indebtedness and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, of the undersigned to the Bank, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, and as a first and prior claim upon the Collateral.

3.	The undersigned covenants at all times to notify the Bank in writing promptly of any change in the information contained herein relating to the undersigned (including the name and location of the chief executive office, sole place of business or residence, as the case may be, of the undersigned aforesaid) and of any material default by any person in payment or other performance of obligations to the undersigned with respect to any of the Collateral.

4.	So long as this assignment remains in effect, the undersigned covenants not to sell, or further assign or encumber the Collateral without the prior written consent of the Bank. The undersigned represents and warrants that the Collateral is genuine and owned by the undersigned free of all security interests or other encumbrances.

5.	The Bank may collect, realize, sell or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times, whether before or after default, as may seem to it advisable and without notice to the undersigned. All moneys collected or received by the undersigned in respect of the Collateral shall be received as trustee for the Bank, and shall be forthwith paid over to the Bank by the undersigned.

6.	The Bank shall not be bound to do, observe or perform or see to the observance or performance by the undersigned of any obligations or covenants imposed upon the undersigned nor shall the Bank be obliged to preserve rights against other persons in respect of any Securities or Records in its possession.

7.	The Bank may apply the amounts collected or received by it on account of such parts of the indebtedness and liabilities of the undersigned to the Bank as to the Bank seems best or hold the same in a separate collateral account for such time as it may see fit and then apply the same as aforesaid, the whole without prejudice to its claim for any deficiency.

8.	The Bank may compound, compromise, grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the debtors of the undersigned, the undersigned and others, and with the Collateral and other securities as the Bank may see fit, without prejudice to the liability of the undersigned or the Bank’s right to hold and realize this security.

9.	The Bank shall not be liable or accountable for any failure to collect, realize or obtain payment of the Collateral or any part thereof and the Bank shall not be bound to institute proceedings for the purpose of collecting, realizing or obtaining payment of the same or for the purpose of preserving any rights of the Bank, the undersigned or any other person, firm or corporation in respect of the same, and the Bank shall not be responsible for any loss or damage which may occur in consequence of the negligence of any officer, agent or solicitor employed in the collection or realization thereof.

10.	The Bank may charge on its own behalf and also pay to others reasonable sums for expenses incurred and for services rendered (expressly including legal advices and services) in or in connection with collecting, realizing and/or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the undersigned.

11.	So long as this assignment remains in effect, the undersigned covenants and agrees to deliver to the Bank from time to time promptly upon request any Documents of Title (and remaining debt instruments), Instruments, Securities and Chattel Papers constituting, representing or relating to the Collateral; all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; all financial statements prepared by or for the undersigned regarding the undersigned’s business; all policies and certificates of insurance relating to the Collateral, and such information concerning the Collateral, the undersigned, the undersigned’s business and affairs as the Bank may reasonably request.

12.

The undersigned shall from time to time forthwith on the Bank’s request do, make and execute all such financing statements, further assignments, documents, acts, matters and things as may be required by the Bank of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents, and the undersigned hereby constitutes and appoints the Manager or Acting Manager for the time being of the above mentioned branch of the Bank the true and lawful attorney of the undersigned irrevocable with full power of substitution to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the undersigned whenever and wherever it may be deemed necessary or expedient.

13.	This agreement shall be a continuing agreement in every respect, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. No remedy for the enforcement of the rights of the Bank hereunder shall be exclusive of or dependent on any other such remedy, but any one or more of such remedies may from time to time be exercised independently or in combination. The security interest created or provided for by this agreement is intended to attach when this agreement is signed by the undersigned and delivered to the Bank. The undersigned acknowledges and confirms that there has been no agreement between the Bank and the undersigned to postpone the time for attachment of the security interest hereby attached.

14.	Nothing in this assignment contained shall or shall be deemed to restrict the rights and remedies at law or in equity or under any applicable personal property security legislation or otherwise, of the Bank against the undersigned and the Collateral, it being hereby agreed by the undersigned that the Bank has and shall have all such rights and remedies as if the same were herein at length set forth and by this reference the same are incorporated in and form a part hereof.

15.	Should the undersigned be entitled to a release or discharge or amendment to any financing statement registered by the Bank relating to this assignment, then the undersigned will pay to the Bank all costs, charges, expenses and lawyer’s fees and disbursements (as between a solicitor and his own client on a full indemnity basis) incurred by the Bank in connection with such release, discharge or amendment.

16.	For greater certainty it is declared that any and all future loans, advances or other value which the Bank may in its discretion make or extend to or for the account of the undersigned shall be secured by this agreement. If more than one person executes this agreement their obligations hereunder shall be joint and several.

17.	This assignment shall be governed by and construed in accordance with the law of the Province of Alberta as the same may from time to time be in effect, including, where applicable, the Personal Property Security Act.

18.	The undersigned hereby acknowledges receiving a copy of this assignment and waives all rights to receive from the Bank a copy of any financing statement, financing change statement or verification statement filed or issued at any time in respect of this assignment.

19.	NAME, ETC. OF DEBTOR

The full, true and correct legal name and address of Debtor and, where applicable, birth date and sex of Debtor is hereby declared by Debtor to be as follows:

BUSINESS DEBTOR

NAME OF BUSINESS DEBTOR LEGEND ENERGY CANADA LTD.
ADDRESS OF BUSINESS DEBTOR Suite 1750, 801 - 6th Avenue S.W.	CITY Calgary	PROVINCE AB	POSTAL CODE T2P 3W2
NAME OF BUSINESS DEBTOR
ADDRESS OF BUSINESS DEBTOR	CITY	PROVINCE	POSTAL CODE

IN WITNESS WHEREOF, the undersigned Debtor has executed this Assignment this 19th day of October, 2011.

LEGEND ENERGY CANADA LTD.

Per:	/s/ Marshall Diamond - Goldberg	c/s
Name:	Marshall Diamond - Goldberg
Title:	President